UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2012

Tornier N.V.

(Exact name of registrant as specified in its charter)

The Netherlands	1-35065	98-0509600
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Fred. Roeskestraat 123 1076 EE Amsterdam, The Netherlands	None
(Address of principal executive offices)	(Zip Code)

(+ 31) 20 675-4002

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On August 23, 2012, Tornier N.V., a public company with limited liability (naamloze vennootschap) (“Tornier”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with OrthoHelix Surgical Designs, Inc., a Delaware corporation (“OrthoHelix”), Oscar Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Tornier (“Merger Sub”), and MCPF GP Holdings, Inc., solely in its capacity as representative of OrthoHelix’s equity holders (the “Representative”). The Merger Agreement has been approved by the boards of directors of Tornier and OrthoHelix.

The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the merger, Merger Sub will merge with and into OrthoHelix, with OrthoHelix continuing as the surviving entity and a wholly owned subsidiary of Tornier (the “Merger”). Subject to the terms and conditions of the Merger Agreement, Tornier has agreed to pay an aggregate of $135 million in merger consideration, $100 million of which will be payable in cash and $35 million of which will be payable in ordinary shares of Tornier. The aggregate merger consideration will be subject to certain customary adjustments at closing, including a working capital adjustment. At the closing of the merger, Tornier will deposit $11 million of the aggregate cash merger consideration with an escrow agent to fund payment obligations with respect to the working capital adjustment and post-closing indemnification obligations of OrthoHelix’s former equity holders. In addition, Tornier has agreed to additional earnout payments of up to an aggregate of $20 million in cash based upon Tornier’s consolidated sales of lower extremity joints and trauma products during fiscal years 2013 and 2014. A portion of the earnout payments will be subject to certain rights of set-off for post-closing indemnification obligations of OrthoHelix’s equity holders. All options and warrants to acquire shares of OrthoHelix capital stock will be terminated in connection with the Merger and the holders thereof will be paid the merger consideration that would have been payable to such holders had they exercised their options and warrants in full immediately prior to the effective time of the Merger, less the applicable exercise price of such options and warrants.

Each of OrthoHelix and Tornier has made customary representations, warranties and covenants in the Merger Agreement. The completion of the acquisition is subject to customary closing conditions, including, among others, the absence of certain legal impediments to the consummation of the Merger, the requisite approval by OrthoHelix’s stockholders, the early termination or expiration of the applicable waiting period under the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, the accuracy of representations and warranties made by Tornier and OrthoHelix, respectively, and compliance by Tornier and OrthoHelix with their respective obligations under the Merger Agreement. The Merger is not subject to any financing condition. Approval by Tornier’s shareholders is not required in connection with the transaction. Subject to the closing conditions, Tornier expects that the Merger will be completed within approximately 60 days.

The foregoing description of the Merger Agreement does not purport to be complete and is subject to, qualified in its entirety by reference to, the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this report and is incorporated herein by reference. The Merger Agreement and related description are intended to provide you with information regarding the terms of the Merger Agreement and are not intended to modify or supplement any factual disclosures about Tornier in its reports filed with the United States Securities and Exchange Commission (the “SEC”). In particular, the Merger Agreement and related description are not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to Tornier. The representations and warranties have been negotiated with the principal purpose of not establishing matters of fact, but rather as a risk allocation method establishing the circumstances in which a party may have the right not to close the Merger if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise. The assertions embodied in the representations and warranties made by OrthoHelix in the Merger Agreement are qualified in information contained in confidential disclosure schedules that OrthoHelix has delivered to Tornier in connection with the signing of the Merger Agreement made for purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts. The representations and warranties also may be subject to a contractual standard of materiality different from those generally applicable under the securities laws. Shareholders of Tornier are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Tornier, OrthoHelix or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement.

Commitment Letter

In connection with the Merger, Tornier’s U.S. operating subsidiary, Tornier, Inc. (“Tornier USA”) entered into a commitment letter, dated as of August 23, 2012, with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bank of America, N.A., Société Générale, SG Americas Securities, LLC, Bank of Montreal and JPMorgan Chase Bank, N.A. (the “Commitment Letter”) providing that the lenders identified therein will provide Tornier USA up to $145 million to finance the merger consideration and related fees and expenses and pay off certain existing indebtedness of Tornier and its subsidiaries through a combination of: (1) a senior secured term loan facility denominated in dollars in an aggregate principal amount of up to $75 million; (2) a senior secured term loan facility denominated in euro in an aggregate principal amount of up to the equivalent of $40 million; (3) a senior secured revolving credit facility denominated in, at the election of Tornier, dollars, euro, pound sterling and yen in an aggregate principal amount of up to the equivalent of $15 million; and (4) a senior secured revolving credit facility denominated in euro in an aggregate principal amount of up to the equivalent of $15 million. All obligations under these facilities will be guaranteed by Tornier and certain of its subsidiaries, and will be secured by a security interest in substantially all of the assets of Tornier and such subsidiaries. The facilities are subject to the negotiation of mutually acceptable definitive loan documentation, which will contain customary conditions to borrowing, representations, warranties, covenants and events of default, together with other customary loan document provisions and other terms and provisions to be mutually agreed. Additionally, the obligation of the lenders to provide the financing is subject to the satisfaction of specified conditions, including, but not limited to, the consummation of the Merger in accordance with the terms of the Merger Agreement, the accuracy of specified representations and warranties made by Tornier USA and the absence of specified defaults or events of defaults. The funding under the facilities is not a condition to the obligations of Tornier under the terms of the Merger Agreement. Tornier will pay customary fees and expenses in connection with obtaining the facilities and has agreed to indemnify the lenders if certain losses are incurred by the lenders in connection therewith. The foregoing description of the Commitment Letter does not purport to be complete and is subject to, qualified in its entirety by reference to, the full text of the Commitment Letter, which is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 is incorporated herein by reference. The issuance of the Tornier ordinary shares in connection with the Merger is expected to be exempt from the registration requirements of the United States Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof and Regulation D promulgated thereunder, based upon appropriate representations and certifications that Tornier has obtained, or will obtain prior to issuance, from OrthoHelix and each OrthoHelix stockholder, option holder and warrant holder receiving Tornier ordinary shares. Tornier has agreed to file a registration statement on Form S-3 to register the resale of the Tornier ordinary shares issuable upon the closing of the Merger.

Item 7.01.	Regulation FD Disclosure.

On August 24, 2012, Tornier announced the transaction described in Item 1.01 above. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

The information contained in this Item 7.01 and Exhibit 99.1 to this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any filings made by Tornier under the Securities Act or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated as of August 23, 2012 by and among Tornier N.V., Oscar Acquisition Corp., OrthoHelix Surgical Designs, Inc. and the Representative*

10.1	Commitment Letter dated August 23, 2012 among Tornier, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bank of America, N.A., Société Générale, SG Americas Securities, LLC, Bank of Montreal and JPMorgan Chase Bank, N.A.

99.1	Press Release issued by Tornier N.V. on August 24, 2012

*	All exhibits and schedules to the Agreement and Plan of Merger have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Tornier will furnish the omitted exhibits and schedules to the SEC upon request by the SEC.

Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Exchange Act. All statements other than statements of historical fact included in this report that address activities, events or developments that Tornier expects, believes or anticipates will or may occur in the future are forward-looking statements including, in particular, the statements about the expected timing of Tornier’s acquisition of OrthoHelix, the anticipated effect of the acquisition on Tornier’s future revenues, earnings and other operating results, the expected timing of the earnout payments, and the market potential and anticipated market acceptance of OrthoHelix’s products. Tornier has identified some of these forward-looking statements with words like “intends,” “anticipates,” “expects,” “will,” “may,” “believe,” “could,” “would,” “continue,” other words of similar meaning and the use of future dates. These forward-looking statements are based on current expectations about future events and are subject to uncertainties and factors relating to Tornier’s operations and business environment, all of which are difficult to predict and many of which are beyond Tornier’s control and could cause actual results to differ materially from those matters expressed or implied by Tornier’s forward-looking statements. Forward-looking statements are only predictions or statements of current plans and can be affected by inaccurate assumptions Tornier might make or by known or unknown risks and uncertainties, including, among others, delays in completing the acquisition of OrthoHelix and the risk that the acquisition may not be completed at all; the anticipated incurrence of additional indebtedness by Tornier to pay the cash portion of the merger consideration; the failure by Tornier to obtain the necessary debt financing arrangements set forth in the Commitment Letter received in connection with the Merger; failure to achieve the revenues, cost savings, earnings, growth prospects and any or other synergies expected from the acquisition or delays in realization thereof; delays and challenges in integrating the businesses after the acquisition is completed; operating costs and business disruption during the pendency of and following the acquisition, including adverse effects on employee retention and on business relationships with third parties, including physicians, providers and distributors; and general business and economic conditions. For more information regarding these and other uncertainties and factors that could cause Tornier’s actual results to differ materially from what Tornier has anticipated in its forward-looking statements or otherwise could materially adversely affect Tornier’s business, financial condition or operating results, see “Part I — Item 1A. Risk Factors” of Tornier’s most recent annual report on Form 10-K and “Part II – Item 1A. Risk Factors” of Tornier’s quarterly report on Form 10-Q for the fiscal quarter ended April 1, 2012. The risks and uncertainties described in such reports are not exclusive and further information concerning Tornier and its business, including factors that potentially could materially affect its financial results or condition, may emerge from time to time. Tornier assumes no obligation to update, amend or clarify forward-looking statements to reflect actual results or changes in factors or assumptions affecting such forward-looking statements. Tornier advises you, however, to consult any further disclosures Tornier makes on related subjects in its future annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that Tornier files with or furnishes to the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 24, 2012	TORNIER N.V.

	By:	/s/ Kevin M. Klemz
	Name:	Kevin M. Klemz
	Title:	Vice President, Chief Legal Officer and Secretary

TORNIER N.V.

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing

2.1	Agreement and Plan of Merger dated as of August 23, 2012 by and among Tornier N.V., Oscar Acquisition Corp., OrthoHelix Surgical Designs, Inc. and the Representative*	Filed herewith

10.1	Commitment Letter dated August 23, 2012 among Tornier, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bank of America, N.A., Société Générale, SG Americas Securities, LLC, Bank of Montreal and JPMorgan Chase Bank, N.A.	Filed herewith

99.1	Press Release issued by Tornier N.V. on August 24, 2012	Furnished herewith

*	All exhibits and schedules to the Agreement and Plan of Merger have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Tornier will furnish the omitted exhibits and schedules to the SEC upon request by the SEC.